Exhibit 10(o)

                         PROMISSORY NOTE
                     and SECURITY AGREEMENT


April 30, 1998                                        $100,000.00

   For value received, the undersigned promises to pay to the order of Cerner Corporation, a Delaware corporation ("Cerner") the sum of One Hundred Thousand Dollars ($100,000.00), payable on April 30, 2003, together with interest at the rate of three percent (3%) per annum. Interest shall be computed on the basis of a 360-day year. Payment of this Promissory Note shall be made at the office of Cerner at 2800 Rockcreek Parkway, Kansas City, Missouri, 64117, or at such other place within the State of Missouri as Cerner may designate in writing to the undersigned, in United States dollars.

   Notwithstanding the foregoing, if the undersigned's employment with Cerner is terminated for any reason, whether by Cerner or by the undersigned, this Promissory Note shall become immediately due and payable in full, without notice by Cerner to the undersigned.

   Any amount hereunder not paid when due shall thereafter bear interest at the lesser of the highest amount permitted by applicable law or the prime or base rate of interest announced from time to time by CitiBank, N.A., New York, New York.

   The undersigned hereby grants to Cerner a security interest in
(i) all outstanding Cerner Performance Plan ("CPP") or other bonus payments due to the undersigned from Cerner at any time,
(ii) all stock options granted to the undersigned by Cerner, whether vested or not vested, and (iii) any shares of Cerner Common Stock acquired by the undersigned as a result of exercising any stock options granted to the undersigned by Cerner as security for all amounts due to Cerner hereunder. The undersigned will deliver to Cerner any such certificates representing Cerner Common Stock to be held by Cerner. The undersigned shall assist Cerner in taking whatever steps Cerner deems advisable in perfecting its security interest in the foregoing collateral, including but not limited to signing financing statements, stock powers and control agreements. In the event that this Promissory Note shall become payable in full as set forth above, Cerner shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Missouri, including the right to sell any of the collateral held by Cerner hereunder and apply the proceeds thereof first to the costs and expenses, including reasonable attorney's fees and expenses, incurred by Cerner in exercising its rights hereunder and then to the amount secured by the collateral. In addition to the foregoing, if the amount of this Promissory Note is not paid when due, to the extent permitted by law, Cerner may set off any moneys due from Cerner to the undersigned, including without limitation, salary, CPP and any other compensation, if any, against any of the undersigned's obligations hereunder, whether or not the same is due and in any order of priority.

   The undersigned waives any and all notices, demands, protests or other indulgences or rights granted by law in connection with the collection hereof by Cerner.

    In   witness  whereof,  the  undersigned  has  executed  this
Promissory Note and Security Agreement as of the day and year first above written.

                                        /s/Glenn Tobin
                                        -------------------------
                                            Glenn Tobin, Ph.D.

                                        Address: 610 W. 56th St.
                                                -----------------
                                                 Kansas City, MO 64113
                                                -----------------


  Signatory as to the grant of the security interest only:

                                        /s/Nancy Beer Tobin
                                        -------------------------
                                   Name:Nancy Beer Tobin
                                        -------------------------